Exhibit 99.2

Amylin Pharmaceuticals: Creating Value as a Leader in the Treatment of Diabetes Daniel M. Bradbury President & Chief Executive Officer  Mark Foletta Senior VP Finance & Chief Financial Officer   Vince Mihalik Senior VP Sales & Marketing &  Chief Commercial Officer   Orville Kolterman Senior VP Research and Development  First Quarter 2009  Earnings Conference Call April 16, 2009

Safe Harbor Statement This presentation contains forward-looking statements about Amylin.  Our actual future results could differ materially from those discussed due to a number of factors, including risks that: BYETTA and/or SYMLIN may be affected by competition, safety and other issues; clinical trials not being completed in a timely manner, confirming previous results, or achieving the intended clinical endpoints; preclinical studies not being predictive; NDAs, such as the NDA for exenatide once weekly, or sNDAs not being submitted in a timely manner or receiving regulatory approval; expense reductions not being as large as we expect; the restructured operations for exenatide not producing the results we expect; label updates not being finalized in a timely manner; our obesity development and funding strategy not being finalized in a timely manner; or manufacturing and supply issues.  The pace of market acceptance, rate of patient adherence and other risks inherent risks in the drug development and commercialization process may also affect the potential for BYETTA and/or SYMLIN.  These and other risks and uncertainties are described more fully in Amylin’s most recently filed Form 10-K.  Amylin disclaims any obligation to update these forward-looking statements. ADDITIONAL INFORMATION AND WHERE TO FIND IT This presentation may be deemed to be solicitation material in respect of the matters to be considered at the 2009 annual meeting of shareholders.  Amylin will be filing a proxy statement with the Securities and Exchange Commission (“SEC”).  INVESTORS AND SECURITYHOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE BLUE PROXY CARD AND ANY OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Investors and securityholders will be able to receive the proxy statement and other relevant documents free of charge at the SEC’s web site, www.sec.gov or from Amylin Investor Relations at 9360 Towne Centre Drive, San Diego, California 92121. PARTICIPANTS IN SOLICITATION Amylin and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the matters to be considered at the 2009 annual meeting of shareholders.  Information regarding the interests of Amylin’s directors and executive officers in the proxy contest will be included in Amylin’s definitive proxy statement. 2

Five Point Plan To Create Value in 2009 Gain monotherapy approval Finalize label updates Grow prescriptions 1) BYETTA 2) EXENATIDE ONCE WEEKLY Submit NDA  Position for launch Execute DURATION clinical superiority strategy  Reduce expenses and improve operating results Positive operating cash flow by the end of 2010 Focused targeting Continue growth  Complete phase 2 studies Finalize development and funding strategy   3) SYMLIN 4) OBESITY 5) OPERATING RESULTS 3

Five Point Plan To Create Value in 2009 1) BYETTA 4 First and only daily FDA-approved GLP-1 receptor agonist Dual benefits:  glucose control and potential weight loss Low risk of hypoglycemia Year 4 on Market:  >1 million patients treated Included in American Diabetes Association treatment guidelines

Five Point Plan To Create Value in 2009 5 BYETTA Continued impact of FDA posting on pancreatitis General economic factors Published studies in first quarter: Epidemiologic study published in Current Medical Research and    Opinion: Risk of pancreatitis among initiators of BYETTA or JanuviaTM (sitagliptin) similar to initiators of metformin and glyburide  Diabetes Care: Type 2 diabetes has 3-fold risk of pancreatitis than those without type 2 Label update expected in near future

Five Point Plan To Create Value in 2009 6 Components of FDA submission DURATION-1: pivotal safety and efficacy DURATION-1 extension: demonstrated  comparability of  intermediate and commercial  material  Meta analysis utilized exenatide database: no  increased CV risk (0.704 with 95% confidence,  0.378-1.310) Submission planned by the end of 2Q  2) EXENATIDE ONCE WEEKLY

Five Point Plan To Create Value in 2009 7 2) EXENATIDE ONCE WEEKLY DURATION-2 Results  26-week clinical study of exenatide once weekly vs. max. doses of JanuviaTM or Actos® (pioglitazone) 491 patients with type 2 diabetes taking stable doses of metformin  Evaluable patients randomized to exenatide once weekly experienced a statistically significant reduction in A1C of 1.7 percentage points compared to: 1.0 percentage point for JanuviaTM 1.4 percentage points for Actos®  Statistically significant differences in weight at 26 weeks

8 The Inconvenient Truth:  Not All GLP-1 Agonists are Created Equal METABOLISM EXPERIENCE Exenatide is a natural  molecule with no chemical  modification and functions  as a GLP-1 receptor  agonist Therapeutic effects   achieved at pM levels Exenatide metabolism is  known, has no metabolic  byproduct – cleared intact  through the kidney Only exenatide has been  on the market nearly 4  years  >1MM patients treated  ~85% tier 2 managed care  access

Five Point Plan To Create Value in 2009 9 3) SYMLIN 4) OBESITY 100% owned by Amylin  SymlinPen -  represents nearly two-thirds of all new prescriptions  Sharpened physician targeting  Pramlintide/metreleptin phase 2B study results in Q3 Phase 2 davalintide study results in Q4 Finalize funding and development plans by year end

Amylin Pharmaceuticals Q1 2009 +34% $ (71.1M) $ (47.0M) Net loss +35% $ (0.52) $ (0.34) Net loss per share +55% $ (44.0M) $ (19.9M) Non-GAAP operating loss -22% $ 77.2M $ 60.0M R&D expenses -11% $ 98.2M $ 87.6M  SG&A expenses +2%       88%       90% Gross margin % +7% $ 20.2M $ 21.6M* SYMLIN -1% $158.5M $157.7M* BYETTA Product sales: -2% $197.2M $193.7M Total revenue % Change Q1 2008 Q1 2009 Operating Results *Excluding impact of Tricare reserve, sales for BYETTA were $163.1M for Q1 09, +3% from $158.5M for the same period 2008 and sales for SYMLIN were $22.0M for Q1 09, +9% from $20.2M for the same period 2008

Five Point Plan To Create Value in 2009 11   5) OPERATING RESULTS First Quarter 2009 Progress toward goal of positive operating cash flow by end of 2010 Non-GAAP operating loss $19.9 million compared to $44 million for the same period in 2008  $24.1 Million, or 55%, improvement Cash position remains strong $711.4M million in cash and short-term investments $165M million line of credit available beginning Q4 09

Strengthened Amylin/Lilly Exenatide Operations Through “ExenatideOne”  12  Demonstrates both Lilly and Amylin’s long-term commitment to the exenatide franchise Integrated, co-located team to execute plans and address competitive dynamics in the marketplace Improves operational effectiveness Increases financial and process efficiencies Marketing, medical and development team located in San Diego Single points of accountability

Strong Presence at American Diabetes Association 2009 More than 20 abstracts accepted Studies reflect the breadth and depth of scientific and clinical programs  Provided educational grants to support two medical education symposia Commercial exhibit for Amylin, BYETTA and SYMLIN Annual investor reception Sunday, June 7  Review meeting highlights Web cast available

Amylin 2009 Annual Meeting Annual meeting of shareholders scheduled     Wednesday, May 27, 2009  New Board nominees: Paul N. Clark:  Former Chairman, CEO & President,            ICOS Corporation Paulo F. Costa:  Former President & CEO, Norvartis            U.S. Corporation 14